UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Shareholders

DWS RREEF Real Estate Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2008

Classes A, B, C, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 are 0.97%, 1.73%, 1.69%, 1.14% and 0.57% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and Life of Fund periods shown for Classes A and B shares and for the 1-year, 3-year, 5-year and Life of Fund periods shown for Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/08
DWS RREEF Real Estate Securities Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	-3.25%	-13.58%	5.49%	14.86%	16.40%
Class B	-3.73%	-14.30%	4.58%	13.84%	15.42%
Class C	-3.70%	-14.26%	4.66%	13.95%	15.50%
Class R	-3.43%	-13.80%	5.25%	14.55%	16.13%
Institutional Class	-3.15%	-13.23%	5.84%	15.21%	16.78%
S&P 500® Index+	-11.91%	-13.12%	4.41%	7.58%	.73%
MSCI US REIT Index++	-2.56%	-14.15%	4.80%	14.09%	15.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 6/30/08	$ 18.14	$ 18.10	$ 18.16	$ 18.15	$ 18.15
12/31/07	$ 19.07	$ 19.04	$ 19.10	$ 19.09	$ 19.09
Distribution Information: Six Months as of 6/30/08: Income Dividends	$ .23	$ .15	$ .16	$ .21	$ .27
Capital Gain Distributions	$ .09	$ .09	$ 09	$ .09	$ .09
Institutional Class Lipper Rankings — Real Estate Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	69	of	227	31
3-Year	30	of	191	16
5-Year	28	of	134	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust) Index++

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/08
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$8,145	$11,063	$18,846	$34,716
	Average annual total return	-18.55%	3.43%	13.51%	15.60%
Class B	Growth of $10,000	$8,351	$11,270	$19,023	$34,263
	Average annual total return	-16.49%	4.07%	13.73%	15.42%
Class C	Growth of $10,000	$8,574	$11,463	$19,210	$34,465
	Average annual total return	-14.26%	4.66%	13.95%	15.50%
Class R	Growth of $10,000	$8,620	$11,658	$19,722	$36,113
	Average annual total return	-13.80%	5.25%	14.55%	16.13%
S&P 500 Index+	Growth of $10,000	$8,688	$11,381	$14,413	$10,642
	Average annual total return	-13.12%	4.41%	7.58%	.73%
MSCI US REIT Index++	Growth of $10,000	$8,585	$11,510	$19,330	$33,654
	Average annual total return	-14.15%	4.80%	14.09%	15.19%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust) Index++

Yearly periods ended June 30
Comparative Results as of 6/30/08
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$867,700	$1,185,700	$2,030,100	$3,784,600
	Average annual total return	-13.23%	5.84%	15.21%	16.78%
S&P 500 Index+	Growth of $1,000,000	$868,800	$1,138,100	$1,441,300	$1,064,200
	Average annual total return	-13.12%	4.41%	7.58%	.73%
MSCI US REIT Index++	Growth of $1,000,000	$858,500	$1,151,000	$1,933,000	$3,365,400
	Average annual total return	-14.15%	4.80%	14.09%	15.19%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.83% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended June 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 6/30/08
DWS RREEF Real Estate Securities Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class S	-3.22%	-13.39%	5.67%	14.97%	16.47%
S&P 500 Index+	-11.91%	-13.12%	4.41%	7.58%	.73%
MSCI US REIT Index++	-2.56%	-14.15%	4.80%	14.09%	15.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

‡ Total returns shown for periods less than one year are not annualized.
* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 6/30/08	$ 18.18
12/31/07	$ 19.11
Distribution Information: Six Months as of 6/30/08: Income Dividends	$ .24
Capital Gain Distributions	$ .09
Class S Lipper Rankings — Real Estate Funds Category as of 6/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	77	of	227	34
3-Year	40	of	191	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust) Index++

Yearly periods ended June 30
Comparative Results as of 6/30/08
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$8,661	$11,799	$20,087	$37,033
	Average annual total return	-13.39%	5.67%	14.97%	16.47%
S&P 500 Index+	Growth of $10,000	$8,688	$11,381	$14,413	$10,642
	Average annual total return	-13.12%	4.41%	7.58%	.73%
MSCI US REIT Index++	Growth of $10,000	$8,585	$11,510	$19,330	$33,654
	Average annual total return	-14.15%	4.80%	14.09%	15.19%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 967.50	$ 962.70	$ 963.00	$ 965.70	$ 967.80	$ 968.50
Expenses Paid per $1,000*	$ 4.50	$ 8.93	$ 8.69	$ 5.86	$ 3.57	$ 2.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,020.29	$ 1,015.76	$ 1,016.01	$ 1,018.90	$ 1,021.23	$ 1,021.83
Expenses Paid per $1,000*	$ 4.62	$ 9.17	$ 8.92	$ 6.02	$ 3.67	$ 3.07
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS RREEF Real Estate Securities Fund	.92%	1.83%	1.78%	1.20%	.73%	.61%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment, performance results and positioning of DWS RREEF Real Estate Securities Fund during the six-month period ended June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS RREEF Real Estate Securities Fund perform during its most recent semiannual period?

A: In a volatile period for real estate investment trusts (REITs) that featured the continuation of the financial market credit crunch, sharply higher commodity prices and fears of recession, DWS RREEF Real Estate Securities Fund returned -3.25%. (Class A shares returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the MSCI US REIT Index, returned -2.56% over the same period.1

1 The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What factors influenced the performance of REITs during the period?

A: In the first quarter of 2008, volatility within the real estate securities market (and financial markets in general) was severe at times. During a quarter that included news of major write-downs by Wall Street firms, problems with "monoline" bond insurers and a freeze-up in the auction-rate securities market, REITs nevertheless recorded three of their largest-ever single-day gains.2 Part of the reason for the REIT market's occasional upward spikes early in the year came from actions taken by the US Federal Reserve Board (the Fed) to restore liquidity to the markets and bolster the faltering US economy. These actions included a series of federal funds rate cuts, new lending facilities for commercial and investment banks, and easier credit terms for banks to borrow from the Fed.

2 Monoline insurers (also referred to as "monoline insurance companies" or simply "monolines") guarantee the timely repayment of bond principal and interest when an issuer defaults. They are so named because they provide services to only one industry.
Auction rate securities are debt instruments that typically have a long nominal maturity, but with much shorter-term interest rate resets determined via a dutch auction. The way that the auction rate securities market normally functions is that broker-dealers submit bids on behalf of potential buyers and sellers. As bids are entered, they are filled in order from the lowest yield to the highest yield necessary to sell out the issue, with all successful bidders receiving the highest yield. Reset periods for submissions of new bids normally range from one to 35 days.

During the second quarter, the real estate securities market remained volatile. REITs generally performed positively during April, as risk appetite returned to the market amid sentiment that commercial real estate securities were oversold. However, as oil and food prices continued to increase, inflation concerns expanded dramatically throughout the real estate securities market, and many REITs that had rebounded from first-quarter woes once again sold off in May and June. As higher commodity and food prices negatively impacted US consumer spending, the retail REIT sector was hit especially hard.

Q: What contributed to and detracted from performance over the period?

A: During the semiannual period, sector selection contributed to performance while stock selection detracted slightly from returns. An overweight to the apartment sector and an underweight to the hotel sector helped performance, while an underweight to the self storage sector detracted from performance.3

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The best-performing individual issue for the fund over the six-month period was Digital Realty Trust, Inc., which offers data center solutions to technology firms. During a period of increased volatility, we have viewed this office REIT as a defensive holding, as demand for data center space is not as strongly correlated to job growth and economic data as it is for the rest of the office sector. The success of this "niche" office REIT had to do with venture-capital investment flows, which have been adequate.

The largest individual detractor from performance for the period was the industrial REIT ProLogis. While the company had outperformed in 2007 based on its non-US development pipeline, all industrial US REITs were weighed down this year by fears that an economic slowdown would hurt sector performance.

Q: Will you describe the performance of various REIT sectors?

A: Among REIT sectors, hotels posted the largest share price declines over the six-month period, based on worries that a faltering US economy would hurt the lodging industry. Retail was another REIT sector that was hard hit by economic concerns. Retail malls — often anchored by supermarkets and big-box discount retailers — benefited somewhat from bargain-hunting consumers, but have nevertheless been negatively affected by recent spikes in oil prices and inflation. However, the regional mall sector was less affected by economic woes because of robust spending at regional malls' high-end stores. In contrast, the office sector continued to feel the negative effects on major financial centers from the credit crunch that began in 2007.

The apartment and self-storage sectors outperformed the overall REIT market during the period. Fannie Mae and Freddie Mac, despite their well-publicized troubles, have been providing loans and other forms of liquidity to the apartment sector when the debt market was largely frozen, though there are concerns about the availability of this liquidity going forward. Self-storage, as represented in the portfolio by Public Storage, Inc. and Extra Space Storage, Inc., has profited from homeowner dislocations stemming from the home loan/mortgage crisis.

Q: How do you view the prospects for the REIT marketplace going forward?

A: Our outlook for REITs remains guarded in the near term, based in part on rising commodity prices. One question for investors is to what degree inflationary pressures will affect consumers, and in turn, various real estate sectors.

Going forward, we will continue to maintain positions in the highest-quality assets and real estate markets that we believe to be fundamentally strong.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/08	12/31/07

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/08	12/31/07

Regional Malls	19%	19%
Office	19%	21%
Apartments	17%	16%
Industrial	11%	9%
Health Care	11%	9%
Shopping Centers	11%	11%
Storage	5%	3%
Hotels	4%	8%
Manufactured Homes	2%	2%
Specialty Services	1%	1%
Other	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (59.3% of Net Assets)
1. ProLogis Owner, manager and developer of global corporate distribution facilities	9.5%
2. Simon Property Group, Inc. Owner and operator of regional shopping malls	9.5%
3. Vornado Realty Trust Owner and manager of investments in community shopping centers	6.9%
4. General Growth Properties, Inc. Owner, manager and developer of shopping mall centers	6.0%
5. AvalonBay Communities, Inc. Owner, operator and developer of apartment communities	5.7%
6. Boston Properties, Inc. Owner, manager and developer of commercial and industrial real estate	4.9%
7. Equity Residential Owner, operator and developer of multifamily properties	4.9%
8. Public Storage, Inc. Owner and operator of self-storage facilities	4.8%
9. Regency Centers Corp. Owner, developer and operator of community shopping centers	3.7%
10. Federal Realty Investment Trust Owner, manager, developer and redevelopment of prime community and neighborhood shopping centers	3.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 98.8%
Real Estate Investment Trusts ("REITs") 98.8%
Apartments 17.4%
American Campus Communities, Inc. (a)	464,550	12,933,072
AvalonBay Communities, Inc. (a)	889,757	79,330,734
BRE Properties, Inc. (a)	794,750	34,396,780
Camden Property Trust	390,000	17,261,400
Equity Residential	1,781,875	68,192,357
Post Properties, Inc.	990,375	29,463,656
		241,577,999
Health Care 11.1%
HCP, Inc. (a)	453,775	14,434,583
LTC Properties, Inc.	586,774	14,997,944
Medical Properties Trust, Inc. (a)	660,000	6,679,200
Nationwide Health Properties, Inc. (a)	1,421,213	44,753,997
Senior Housing Properties Trust	1,361,910	26,598,102
Ventas, Inc.	1,097,248	46,709,847
		154,173,673
Hotels 3.9%
Host Hotels & Resorts, Inc. (a)	2,970,100	40,541,865
LaSalle Hotel Properties	239,248	6,012,302
Starwood Hotels & Resorts Worldwide, Inc.	186,201	7,461,074
		54,015,241
Industrial 11.2%
Liberty Property Trust	724,950	24,032,093
ProLogis (a)	2,432,347	132,198,059
		156,230,152
Manufactured Homes 1.7%
Equity Lifestyle Properties, Inc. (a)	528,324	23,246,256
Office 18.3%
BioMed Realty Trust, Inc.	1,582,881	38,828,071
Boston Properties, Inc.	756,100	68,215,342
Digital Realty Trust, Inc. (a)	908,370	37,161,417
Douglas Emmett, Inc.	441,650	9,703,050
Maguire Properties, Inc. (a)	430,264	5,236,313
Vornado Realty Trust (a)	1,082,582	95,267,216
		254,411,409
Regional Malls 18.4%
General Growth Properties, Inc. (a)	2,379,098	83,339,803
Simon Property Group, Inc. (a)	1,468,054	131,963,374
Taubman Centers, Inc. (a)	587,052	28,560,080
The Macerich Co. (a)	180,246	11,198,684
		255,061,941
Shopping Centers 10.5%
Federal Realty Investment Trust (a)	690,480	47,643,120
Kite Realty Group Trust	1,131,167	14,139,588
Regency Centers Corp. (a)	868,900	51,369,368
Saul Centers, Inc.	191,900	9,017,381
Tanger Factory Outlet Centers, Inc. (a)	677,200	24,331,796
		146,501,253
Specialty Services 0.9%
Entertainment Properties Trust (a)	265,523	13,127,457
Storage 5.4%
Extra Space Storage, Inc. (a)	589,900	9,060,864
Public Storage, Inc. (a)	816,328	65,951,139
		75,012,003
Total Real Estate Investment Trusts ("REITs")		1,373,357,384

Other 0.0%
FrontLine Capital Group*	12,400	0
Total Common Stocks (Cost $1,258,184,586)		1,373,357,384

Securities Lending Collateral 28.6%
Daily Assets Fund Institutional, 2.74% (b) (c) (Cost $397,280,975)	397,280,975	397,280,975

Cash Equivalents 0.8%
Cash Management QP Trust, 2.49% (b) (Cost $10,569,495)	10,569,495	10,569,495
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,666,035,056)+	128.2	1,781,207,854
Other Assets and Liabilities, Net	(28.2)	(391,391,698)
Net Assets	100.0	1,389,816,156
* Non-income producing security.
+ The cost for federal income tax purposes was $1,686,350,775. At June 30, 2008, net unrealized appreciation for all securities based on tax cost was $94,857,079. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $180,593,624 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $85,736,545.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2008 amounted to $389,272,948 which is 28.0% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 1,781,207,854
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	0**
Total	$ 1,781,207,854
** Market value of security is 0.

The following is a reconciliation of the Fund's assets in which significant unobservable inputs (Level 3) were used in determining fair value at June 30, 2008:

Investments in Securities at Value
Balance as of January 1, 2008	$ 0
Total realized gains or losses	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of June 30, 2008	$ 0

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,258,184,586) — including $389,272,948 of securities loaned	$ 1,373,357,384
Investment in Daily Assets Fund Institutional (cost $397,280,975)*	397,280,975
Investment in Cash Management QP Trust (cost $10,569,495)	10,569,495
Total investments, at value (cost $1,666,035,056)	1,781,207,854
Cash	13,796
Receivable for investments sold	1,813,425
Dividends receivable	5,757,263
Interest receivable	237,646
Receivable for Fund shares sold	5,235,711
Other assets	126,928
Total assets	1,794,392,623
Liabilities
Payable for investments purchased	2,371,764
Payable for Fund shares redeemed	2,992,337
Payable upon return of securities loaned	397,280,975
Accrued management fee	474,043
Other accrued expenses and payables	1,457,348
Total liabilities	404,576,467
Net assets, at value	$ 1,389,816,156
Net Assets Consist of
Undistributed net investment income	14,294,472
Net unrealized appreciation (depreciation) on investments	115,172,798
Accumulated net realized gain (loss)	(66,166,354)
Paid-in capital	1,326,515,240
Net assets, at value	$ 1,389,816,156
* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($592,896,466 ÷ 32,688,028 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.14
Maximum offering price per share (100 ÷ 94.25 of $18.14)	$ 19.25

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($15,773,396 ÷ 871,233 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 18.10

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($47,185,501 ÷ 2,598,418 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 18.16
Class R Net Asset Value, offering and redemption price(a) per share ($15,552,908 ÷ 856,763 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.15
Class S Net Asset Value, offering and redemption price(a) per share ($272,406,153 ÷ 14,982,258 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 18.18

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($446,001,732 ÷ 24,571,244 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 18.15
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,901)	$ 29,196,107
Interest — Cash Management QP Trust	232,806
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,278,662
Total Income	30,707,575
Expenses: Management fee	2,761,749
Administration fee	708,960
Services to shareholders	1,082,705
Custodian fee	18,662
Distribution and service fees	1,046,757
Professional fees	67,254
Trustees' fees and expenses	36,909
Reports to shareholders	87,924
Registration fees	49,524
Other	46,438
Total expenses before expense reductions	5,906,882
Expense reductions	(10,827)
Total expenses after expense reductions	5,896,055
Net investment income	24,811,520
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(45,847,994)
Payments by affiliates (see Note H)	2,935
(45,845,059)
Change in net unrealized appreciation (depreciation) on investments	(30,455,601)
Net gain (loss)	(76,300,660)
Net increase (decrease) in net assets resulting from operations	$ (51,489,140)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
Operations: Net investment income	$ 24,811,520	$ 30,890,075
Net realized gain (loss)	(45,845,059)	130,684,127
Change in net unrealized appreciation (depreciation)	(30,455,601)	(459,143,115)
Net increase (decrease) in net assets resulting from operations	(51,489,140)	(297,568,913)
Distributions to shareholders from: Net investment income: Class A	(7,312,671)	(10,629,179)
Class B	(136,809)	(131,791)
Class C	(412,142)	(457,078)
Class R	(172,941)	(239,913)
Class S	(3,518,964)	(4,173,832)
Institutional Class	(6,384,564)	(9,692,700)
Net realized gains: Class A	(2,916,245)	(78,698,274)
Class B	(85,734)	(2,636,631)
Class C	(244,297)	(8,119,379)
Class R	(73,763)	(2,041,136)
Class S	(1,317,902)	(36,201,231)
Institutional Class	(2,172,550)	(53,630,596)
Total distributions	(24,748,582)	(206,651,740)
Fund share transactions: Proceeds from shares sold	286,010,372	1,094,894,412
Reinvestment of distributions	20,791,609	180,544,640
Cost of shares redeemed	(228,031,457)	(1,515,180,643)
Redemption fees	50,837	158,659
Net increase (decrease) in net assets from Fund share transactions	78,821,361	(239,582,932)
Increase (decrease) in net assets	2,583,639	(743,803,585)
Net assets at beginning of period	1,387,232,517	2,131,036,102
Net assets at end of period (including undistributed net investment income of $14,294,472 and $7,421,043, respectively)	$ 1,389,816,156	$ 1,387,232,517

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 19.07	$ 26.53	$ 20.83	$ 20.40	$ 17.09	$ 12.97
Income (loss) from investment operations: Net investment income[b]	.33	.39	.39	.42	.48	.51
Net realized and unrealized gain (loss)	(.94)	(4.61)	7.33	1.96	4.79	4.37
Total from investment operations	(.61)	(4.22)	7.72	2.38	5.27	4.88
Less distributions from: Net investment income	(.23)	(.35)	(.51)	(.65)	(.58)	(.55)
Net realized gains	(.09)	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	—	(.06)
Total distributions	(.32)	(3.24)	(2.02)	(1.95)	(1.96)	(.76)
Redemption fee	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 18.14	$ 19.07	$ 26.53	$ 20.83	$ 20.40	$ 17.09
Total Return (%)[c]	(3.25)**	(15.89)	37.73[d]	11.89	31.57	38.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	593	596	1,205	723	814	481
Ratio of expenses before expense reductions (%)	.92*	.97	.91	.80	.82	.88
Ratio of expenses after expense reductions (%)	.92*	.97	.82	.80	.82	.88
Ratio of net investment income (%)	1.70[f]**	1.50	1.62	2.05	2.60	3.39
Portfolio turnover rate (%)	34**	81	60	66[e]	79	25
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
[f] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005

Class B Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 19.04	$ 26.48	$ 20.83	$ 20.40	$ 17.08	$ 12.99
Income (loss) from investment operations: Net investment income[b]	.24	.19	.18	.23	.30	.36
Net realized and unrealized gain (loss)	(.94)	(4.60)	7.33	1.96	4.80	4.38
Total from investment operations	(.70)	(4.41)	7.51	2.19	5.10	4.74
Less distributions from: Net investment income	(.15)	(.14)	(.35)	(.46)	(.40)	(.44)
Net realized gains	(.09)	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	—	(.06)
Total distributions	(.24)	(3.03)	(1.86)	(1.76)	(1.78)	(.65)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 18.10	$ 19.04	$ 26.48	$ 20.83	$ 20.40	$ 17.08
Total Return (%)[c]	(3.73)**	(16.51)	36.53[d]	10.84	30.24	37.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	20	36	29	32	22
Ratio of expenses before expense reductions (%)	1.83*	1.73	1.73	1.72	1.79	1.85
Ratio of expenses after expense reductions (%)	1.83*	1.73	1.72	1.72	1.79	1.85
Ratio of net investment income (%)	1.25f**	.74	.72	1.13	1.63	2.42
Portfolio turnover rate (%)	34**	81	60	66[e]	79	25
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
[f] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005

Class C Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 19.10	$ 26.55	$ 20.88	$ 20.44	$ 17.12	$ 12.99
Income (loss) from investment operations: Net investment income[b]	.25	.20	.20	.26	.32	.37
Net realized and unrealized gain (loss)	(.94)	(4.61)	7.35	1.96	4.80	4.41
Total from investment operations	(.69)	(4.41)	7.55	2.22	5.12	4.78
Less distributions from: Net investment income	(.16)	(.15)	(.37)	(.48)	(.42)	(.44)
Net realized gains	(.09)	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	—	(.06)
Total distributions	(.25)	(3.04)	(1.88)	(1.78)	(1.80)	(.65)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 18.16	$ 19.10	$ 26.55	$ 20.88	$ 20.44	$ 17.12
Total Return (%)[c]	(3.70)**	(16.46)[d]	36.67[d]	11.00	30.35	37.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	60	126	93	81	34
Ratio of expenses before expense reductions (%)	1.78*	1.69	1.64	1.61	1.68	1.75
Ratio of expenses after expense reductions (%)	1.78*	1.69	1.62	1.61	1.68	1.75
Ratio of net investment income (%)	1.27f**	.78	.82	1.24	1.74	2.52
Portfolio turnover rate (%)	34**	81	60	66[e]	79	25
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
[f] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005

Class R Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.09	$ 26.55	$ 20.83	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income[c]	.30	.34	.34	.35	.38	.03
Net realized and unrealized gain (loss)	(.94)	(4.61)	7.34	1.96	4.81	1.30
Total from investment operations	(.64)	(4.27)	7.68	2.31	5.19	1.33
Less distributions from: Net investment income	(.21)	(.30)	(.45)	(.57)	(.51)	(.09)
Net realized gains	(.09)	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	—	(.06)
Total distributions	(.30)	(3.19)	(1.96)	(1.87)	(1.89)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 18.15	$ 19.09	$ 26.55	$ 20.83	$ 20.39	$ 17.09
Total Return (%)	(3.43)**	(16.00)	37.45	11.51	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	25	9	2	1
Ratio of expenses (%)	1.20*	1.14	1.03	1.16	1.33	1.25*
Ratio of net investment income (%)	1.56[f]**	1.33	1.41	1.69	2.09	.21d**
Portfolio turnover rate (%)	34**	81	60	66[e]	79	25
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.
[c] Based on average shares outstanding during the period.
[d] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[e] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
[f] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005

Class S Years Ended December 31,	2008[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.11	$ 26.53	$ 20.80	$ 19.81
Income (loss) from investment operations: Net investment income[c]	.35	.44	.41	.29
Net realized and unrealized gain (loss)	(.95)	(4.60)	7.35	2.45
Total from investment operations	(.60)	(4.16)	7.76	2.74
Less distributions from: Net investment income	(.24)	(.37)	(.52)	(.45)
Net realized gains	(.09)	(2.89)	(1.51)	(1.30)
Total distributions	(.33)	(3.26)	(2.03)	(1.75)
Redemption fees***	.00	.00	.00	.00
Net asset value, end of period	$ 18.18	$ 19.11	$ 26.53	$ 20.80
Total Return (%)	(3.22)**	(15.63)	37.98	13.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	272	288	19	2
Ratio of expenses (%)	.73*	.83	.73	.76*
Ratio of net investment income (%)	1.79e**	1.64	1.71	2.00*
Portfolio turnover rate (%)	34**	81	60	66[d]
[a] For the six months ended June 30, 2008 (Unaudited).
[b] For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
e The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005

Institutional Class Years Ended December 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 19.09	$ 26.53	$ 20.81	$ 20.38	$ 17.08	$ 12.96
Income (loss) from investment operations: Net investment income[b]	.36	.49	.46	.48	.53	.55
Net realized and unrealized gain (loss)	(.94)	(4.61)	7.33	1.96	4.77	4.37
Total from investment operations	(.58)	(4.12)	7.79	2.44	5.30	4.92
Less distributions from: Net investment income	(.27)	(.43)	(.56)	(.71)	(.62)	(.59)
Net realized gains	(.09)	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	—	(.06)
Total distributions	(.36)	(3.32)	(2.07)	(2.01)	(2.00)	(.80)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 18.15	$ 19.09	$ 26.53	$ 20.81	$ 20.38	$ 17.08
Total Return (%)	(3.15)**	(15.50)[c]	38.14[c]	12.19	31.88	38.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	446	409	720	464	353	166
Ratio of expenses before expense reductions (%)	.61*	.57	.58	.53	.54	.63
Ratio of expenses after expense reductions (%)	.61*	.56	.54	.53	.54	.63
Ratio of net investment income (%)	1.85e**	1.91	1.90	2.32	2.88	3.64
Portfolio turnover rate (%)	34**	81	60	66[d]	79	25
[a] For the six months ended June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
[e] The ratio for the six months ended June 30, 2008, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividends received may require year end adjustments and reclassifications.
* Annualized
** Not annualized
*** Amount is less than $.005

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware. This Fund is currently closed to most new investors.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year. Distribution notifications are posted on the Fund's website at www.dws-investments.com

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $556,557,227 and $479,136,311, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund's average daily net assets	.565%
Next $100 million of such net assets	.465%
Next $100 million of such net assets	.415%
Over $300 million of such net assets	.365%

Accordingly for the six months ended June 30, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2008, the Advisor received an Administration Fee of $708,960, of which $121,746 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2008
Class A	$ 397,670	$ 331,174
Class B	21,604	18,547
Class C	51,159	43,055
Class R	3,239	2,777
Class S	19,432	17,708
Institutional Class	56,861	52,157
	$ 549,965	$ 465,418

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended June 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2008
Class B	$ 66,480	$ 11,058
Class C	194,343	30,334
Class R	19,384	3,459
	$ 280,207	$ 44,851

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2008	Annualized Effective Rate
Class A	$ 671,991	$ 221,487.22%
Class B	21,887	6,870.25%
Class C	64,626	18,696.25%
Class R	8,046	3,204.10%
	$ 766,550	$ 250,257

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2008 aggregated $6,218.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2008, the CDSC for Class B and C shares aggregated $28,175 and $1,130, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended June 30, 2008, DIDI received $678 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,664, of which $1,276 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds' Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended June 30, 2008, the Fund paid its allocated portion of the retirement benefit of $7,041 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2008, the Fund's custodian fee was reduced by $502 and $3,284, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2008		Year ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,139,902	$ 117,815,899	11,076,640	$ 290,450,889
Class B	22,607	448,105	45,245	1,162,364
Class C	199,956	4,015,413	130,543	3,225,625
Class R	162,012	3,204,731	316,720	8,412,285
Class S	1,414,481	28,393,606	17,805,605	478,512,359
Institutional Class	6,892,749	132,132,618	12,065,861	313,130,890
		$ 286,010,372		$ 1,094,894,412
Shares issued to shareholders in reinvestment of distributions
Class A	489,245	$ 9,502,578	4,346,577	$ 83,562,625
Class B	9,857	192,075	126,730	2,391,850
Class C	27,781	542,547	373,505	7,080,136
Class R	12,599	245,055	118,064	2,265,797
Class S	243,747	4,745,904	2,107,664	40,353,684
Institutional Class	286,483	5,563,450	2,316,308	44,890,548
		$ 20,791,609		$ 180,544,640
Shares redeemed
Class A	(5,183,256)	$ (98,357,518)	(29,614,915)	$ (786,247,514)
Class B	(188,455)	(3,510,457)	(493,781)	(12,495,549)
Class C	(750,549)	(14,052,776)	(2,129,969)	(54,755,327)
Class R	(141,158)	(2,673,088)	(538,618)	(13,780,739)
Class S	(1,744,508)	(32,436,324)	(5,568,984)	(140,243,328)
Institutional Class	(4,023,426)	(77,001,294)	(20,108,984)	(507,658,186)
		$ (228,031,457)		$ (1,515,180,643)
Redemption fees		$ 50,837		$ 158,659
Net increase (decrease)
Class A	1,445,891	$ 28,963,492	(14,191,698)	$ (412,154,512)
Class B	(155,991)	(2,869,522)	(321,806)	(8,941,285)
Class C	(522,812)	(9,494,814)	(1,625,921)	(44,449,392)
Class R	33,453	776,716	(103,834)	(3,102,629)
Class S	(86,280)	744,273	14,344,285	378,677,251
Institutional Class	3,155,806	60,701,216	(5,726,815)	(149,612,365)
		$ 78,821,361		$ (239,582,932)

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Payments Made by Affiliates

During the six months ended June 30, 2008, the Advisor fully reimbursed the Fund $2,935 for losses incurred on operation errors. The amount of the losses was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRREX	RRRRX
CUSIP Number	23339E 491	23339E 483	23339E 475	23339E 459	23339E 442
Fund Number	425	625	725	2325	595
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339E 467
Fund Number	1502

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 26, 2008